Loan Facility	12 Months Ended
Dec. 31, 2019
Disclosure Of Detailed Information About Borrowings [Abstract]
Loan Facility
16.	LOAN FACILITY

On November 14, 2019, the Company entered into a three-year, $15,000 loan facility (the “Loan  Facility”) with Sprott Private Resource Lending II (Collector), LP (“Sprott” or the “Lender”) to fund construction of leach pad expansion at Florida Canyon Mine. The Loan Facility has a maturity date of October 31, 2022, with eight equal quarterly repayments of the principal balance commencing on January 31, 2021, requiring monthly interest payments based on an interest rate of 8% plus the greater of three-month London Inter-bank Offered Rate (“LIBOR”) or 2%. Proceeds are to be solely used for the payment of Sprott fees and expenses, payments related to the leach pad expansion, and other purposes approved by the Lender. Additionally, the Company issued 1,286,228 common shares valued at C$895 ($675) related to the closing of the facility which are included in transaction costs. Other transaction costs incurred by the Company were $263 and are amortized over the life of the Loan Facility.

The Agreement stipulates that the Company complies with certain financial covenants:

•	Minimum cash balance of $3,000; and,
•	Minimum working capital ratio of 1.15, as defined as currents assets, including 80% of ore in process inventory, less current liabilities, excluding the Loan Facility.

As at December 31, 2019, the Company was in compliance with these covenants.

During the year ended December 31, 2019, capitalized interest and accretion expense on the Loan Facility was $200 and $47, respectively (year ended December 31, 2018 - $nil and $nil, respectively). Interest is capitalized until the leach pad expansion is complete.

During the year ended December 31, 2019, funds paid for leach pad expansion totalled $6,457. At December 31, 2019, funds remaining for the FCMI leach pad expansion were $8,389.